Exhibit 99.2

EARNINGS RELEASE FINANCIAL SUPPLEMENT

FOURTH QUARTER 2023

TABLE OF CONTENTS

BALANCE SHEET DATA	S-2

AVERAGE BALANCE SHEET DATA	S-3

TOTAL COMPANY AVERAGE BALANCE SHEETS AND INTEREST RATES	S-4

INCOME STATEMENT DATA	S-5

SELECTED DATA AND RATIOS	S-6

LOAN COMPOSITION	S-7

ALLOWANCE FOR CREDIT LOSSES ON LOANS	S-7

CREDIT QUALITY DATA AND RATIOS	S-8

SEGMENT DATA	S-9

FOOTNOTES	S-12

Republic Bancorp, Inc.
Earnings Release Financial Supplement
Fourth Quarter 2023
(all amounts other than per share amounts, number of employees, and number of banking centers are expressed in thousands unless otherwise noted)

Balance Sheet Data
	As of					$ Change
	Dec. 31, 2023	Sep. 30, 2023	Jun. 30, 2023	Mar. 31, 2023	Dec. 31, 2022	From Dec. 31, 2022
Assets:
Cash and cash equivalents	$316,567	$219,653	$241,967	$249,289	$313,689	$2,878
Investment securities, net of allowance for credit losses	667,874	703,007	706,238	725,163	707,862	(39,988)
Loans held for sale	27,235	24,683	25,582	18,466	19,177	8,058
Loans	5,239,861	5,081,099	5,053,142	4,774,234	4,515,802	724,059
Allowance for credit losses	(82,130)	(74,576)	(72,202)	(96,121)	(70,413)	(11,717)
Loans, net	5,157,731	5,006,523	4,980,940	4,678,113	4,445,389	712,342
Federal Home Loan Bank stock, at cost	23,770	31,420	29,395	25,939	9,146	14,624
Premises and equipment, net	33,411	33,926	33,840	33,672	31,978	1,433
Right-of-use assets	34,691	35,907	34,939	36,245	37,017	(2,326)
Goodwill	40,516	40,516	40,516	41,618	16,300	24,216
Other real estate owned ("OREO")	1,371	1,423	1,478	1,529	1,581	(210)
Bank owned life insurance ("BOLI")	103,916	103,211	102,521	102,322	101,687	2,229
Low-income housing tax credit investments	75,055	76,047	77,426	73,901	75,324	(269)
Other assets and accrued interest receivable	112,754	110,159	94,937	87,834	76,393	36,361
Total assets	$6,594,891	$6,386,475	$6,369,779	$6,074,091	$5,835,543	$759,348

Liabilities and Stockholders' Equity:
Deposits:
Noninterest-bearing	$1,676,998	$1,702,979	$1,854,907	$2,013,957	$1,908,768	$(231,770)
Interest-bearing	3,376,165	3,090,603	2,874,374	2,785,711	2,629,077	747,088
Total deposits	5,053,163	4,793,582	4,729,281	4,799,668	4,537,845	515,318

Securities sold under agreements to
repurchase ("SSUAR") and other short-term borrowings	97,618	80,797	92,093	134,412	216,956	(119,338)
Operating lease liabilities	35,539	36,726	35,721	37,031	37,809	(2,270)
Federal Home Loan Bank advances	380,000	465,000	520,000	108,000	95,000	285,000
Low-income housing tax credit obligations	58,619	58,858	55,998	42,437	43,609	15,010
Other liabilities and accrued interest payable	57,196	58,112	49,715	70,341	47,711	9,485
Total liabilities	5,682,135	5,493,075	5,482,808	5,191,889	4,978,930	703,205

Stockholders' equity	912,756	893,400	886,971	882,202	856,613	56,143
Total liabilities and stockholders' equity	$6,594,891	$6,386,475	$6,369,779	$6,074,091	$5,835,543	$759,348

Republic Bancorp, Inc.
Earnings Release Financial Supplement
Fourth Quarter 2023 (continued)
(all amounts other than per share amounts, number of employees, and number of banking centers are expressed in thousands unless otherwise noted)

Average Balance Sheet Data
	Three Months Ended					$ Change (8)	Years Ended		$ Change (8)
	Dec. 31, 2023	Sep. 30, 2023	Jun. 30, 2023	Mar. 31, 2023	Dec. 31, 2022	Q4 to Q4	Dec. 31, 2023	Dec. 31, 2022	12M to 12M
Assets:

Interest-earning assets:
Federal funds sold and other interest-earning deposits	$201,206	$177,003	$114,368	$241,211	$553,695	$(352,489)	$183,647	$738,399	$(554,752)
Investment securities, including FHLB stock	769,016	771,453	774,829	773,172	693,825	75,191	772,104	671,858	100,246
Loans, including loans held for sale	5,111,263	5,006,081	4,904,167	4,665,543	4,353,256	758,007	4,923,215	4,338,433	584,782
Total interest-earning assets	6,081,485	5,954,537	5,793,364	5,679,926	5,600,776	480,709	5,878,966	5,748,690	130,276

Allowance for credit losses	(75,747)	(73,438)	(96,720)	(83,195)	(65,290)	(10,457)	(82,230)	(67,951)	(14,279)

Noninterest-earning assets:
Noninterest-earning cash and cash equivalents	101,119	96,303	113,865	295,905	115,416	(14,297)	150,785	186,636	(35,851)
Premises and equipment, net	33,940	34,013	33,967	32,232	32,518	1,422	33,544	33,892	(348)
Bank owned life insurance	103,557	102,825	102,599	102,004	101,361	2,196	102,750	100,452	2,298
Other assets	231,207	220,595	210,350	186,169	153,721	77,486	212,228	167,251	44,977

Total assets	$6,475,561	$6,334,835	$6,157,425	$6,213,041	$5,938,502	$537,059	$6,296,043	$6,168,970	$127,073

Liabilities and Stockholders' Equity:

Interest-bearing liabilities:
Interest-bearing deposits	$3,210,495	$2,976,852	$2,828,733	$2,663,099	$2,704,764	$505,731	$2,924,691	$2,772,009	$152,682
SSUARs and other short-term borrowings	141,861	90,063	117,852	202,910	247,123	(105,262)	134,632	265,188	(130,556)
Federal Home Loan Bank advances	357,321	441,543	256,000	245,344	21,630	335,691	325,678	21,233	304,445
Total interest-bearing liabilities	3,709,677	3,508,458	3,202,585	3,111,353	2,973,517	736,160	3,385,001	3,058,430	326,571

Noninterest-bearing liabilities and Stockholders’ equity:
Noninterest-bearing deposits	1,715,408	1,794,874	1,927,486	2,089,162	1,994,233	(278,825)	1,880,471	2,148,848	(268,377)
Other liabilities	144,194	133,237	132,687	133,321	114,196	29,998	135,882	108,965	26,917
Stockholders' equity	906,282	898,266	894,667	879,205	856,556	49,726	894,689	852,727	41,962

Total liabilities and stockholders’ equity	$6,475,561	$6,334,835	$6,157,425	$6,213,041	$5,938,502	$537,059	$6,296,043	$6,168,970	$127,073

Republic Bancorp, Inc.
Earnings Release Financial Supplement
Fourth Quarter 2023 (continued)
(all amounts other than per share amounts, number of employees, and number of banking centers are expressed in thousands unless otherwise noted)

Total Company Average Balance Sheet and Interest Rates

	Three Months Ended December 31, 2023			Three Months Ended December 31, 2022
	Average		Average	Average		Average	$ Change (8)
(dollars in thousands)	Balance	Interest	Rate	Balance	Interest	Rate	Q4 to Q4

ASSETS

Interest-earning assets:
Federal funds sold and other interest-earning deposits	$201,206	$2,765	5.45%	$553,695	$5,128	3.70%	$(352,489)
Investment securities, including FHLB stock (a)	769,016	5,856	3.02	693,825	3,587	2.07	75,191
TRS Refund Advance loans (b)	19,134	1,095	22.70	16,629	875	21.05	2,505
RCS LOC products (b)	40,539	10,514	102.90	31,549	7,501	95.10	8,990
Other RPG loans (c) (f)	120,849	2,116	6.95	96,805	1,352	5.59	24,044
Outstanding Warehouse lines of credit (d) (f)	370,169	7,301	7.83	406,903	5,907	5.81	(36,734)
All other Core Bank loans (e) (f)	4,560,572	61,138	5.32	3,801,370	42,205	4.44	759,202

Total interest-earning assets	6,081,485	90,785	5.92	5,600,776	66,555	4.75	480,709

Allowance for credit losses	(75,747)			(65,290)			(10,457)

Noninterest-earning assets:
Noninterest-earning cash and cash equivalents	101,119			115,416			(14,297)
Premises and equipment, net	33,940			32,518			1,422
Bank owned life insurance	103,557			101,361			2,196
Other assets (a)	231,207			153,721			77,486
Total assets	$6,475,561			$5,938,502			$537,059

LIABILITIES AND STOCKHOLDERS’ EQUITY

Interest-bearing liabilities:
Transaction accounts	$1,412,405	$3,576	1.00%	$1,693,259	$1,212	0.29%	$(280,854)
Money market accounts	1,003,713	7,914	3.13	743,352	1,137	0.61	260,361
Time deposits	350,535	3,215	3.64	229,687	720	1.25	120,848
Reciprocal money market and time deposits	300,468	3,063	4.04	38,466	34	0.35	262,002
Brokered deposits	143,374	1,955	5.41	—	—	—	143,374

Total interest-bearing deposits	3,210,495	19,723	2.44	2,704,764	3,103	0.46	505,731

SSUARs and other short-term borrowings	141,861	123	0.34	247,123	226	0.37	(105,262)
Federal Home Loan Bank advances and other long-term borrowings	357,321	4,157	4.62	21,630	113	2.09	335,691

Total interest-bearing liabilities	3,709,677	24,003	2.57	2,973,517	3,442	0.46	736,160

Noninterest-bearing liabilities and Stockholders’ equity:
Noninterest-bearing deposits	1,715,408			1,994,233			(278,825)
Other liabilities	144,194			114,196			29,998
Stockholders’ equity	906,282			856,556			49,726
Total liabilities and stockholders’ equity	$6,475,561			$5,938,502			$537,059

Net interest income		$66,782			$63,113		3,669

Net interest spread			3.35%			4.29%	(0.94)%

Net interest margin			4.36%			4.51%	(0.15)%

(a)	For the purpose of this calculation, the fair market value adjustment on debt securities is included as a component of other assets.
(b)	Interest income for Refund Advances and RCS line-of-credit products is composed entirely of loan fees.
(c)	Interest income includes loan fees of $0 for both the three months ended December 31, 2023 and 2022.
(d)	Interest income includes loan fees of $235,000 and $272,000 for the three months ended December 31, 2023 and 2022.
(e)	Interest income includes loan fees of $1.5 million and $943,000 for the three months ended December 31, 2023 and 2022.
(f)	Average balances for loans include the principal balance of nonaccrual loans and loans held for sale, and are inclusive of all loan premiums, discounts, fees and costs.

Republic Bancorp, Inc.
Earnings Release Financial Supplement
Fourth Quarter 2023 (continued)
(all amounts other than per share amounts, number of employees, and number of banking centers are expressed in thousands unless otherwise noted)

Income Statement Data
	Three Months Ended					$ Change (8)	Years Ended		$ Change (8)
	Dec. 31, 2023	Sep. 30, 2023	Jun. 30, 2023	Mar. 31, 2023	Dec. 31, 2022	Q4 to Q4	Dec. 31, 2023	Dec. 31, 2022	12M to 12M

Total interest income (1)	$90,785	$85,868	$79,054	$100,356	$66,555	$24,230	$356,063	$244,184	$111,879
Total interest expense	24,003	21,043	14,525	7,714	3,442	20,561	67,285	7,493	59,792
Net interest income	66,782	64,825	64,529	92,642	63,113	3,669	288,778	236,691	52,087

Provision (2)	10,989	3,730	6,139	26,766	7,844	3,145	47,624	22,348	25,276

Noninterest income:
Service charges on deposit accounts	3,470	3,559	3,527	3,299	3,428	42	13,855	13,426	429
Net refund transfer fees	220	242	4,479	10,807	486	(266)	15,748	17,080	(1,332)
Mortgage banking income (3)	983	852	907	800	622	361	3,542	6,196	(2,654)
Interchange fee income	3,305	3,282	3,419	3,051	3,272	33	13,057	13,125	(68)
Program fees (3)	4,561	4,041	3,739	3,241	3,501	1,060	15,582	16,172	(590)
Increase in cash surrender value of BOLI	705	690	689	635	674	31	2,719	2,526	193
Net losses on OREO	(53)	(53)	(52)	(53)	(53)	—	(211)	(211)	—
Contract termination fee	—	—	—	—	—	—	—	5,000	(5,000)
Legal settlement	—	—	—	—	—	—	—	13,000	(13,000)
Other*	1,589	1,732	2,943	901	1,194	395	7,165	3,496	3,669
Total noninterest income*	14,780	14,345	19,651	22,681	13,124	1,656	71,457	89,810	(18,353)

Noninterest expense:
Salaries and employee benefits	26,397	28,747	30,764	29,961	25,763	634	115,869	111,240	4,629
Technology, equipment, and communication	7,648	7,311	6,920	7,228	7,276	372	29,107	28,954	153
Occupancy	3,467	3,503	3,591	3,406	3,139	328	13,967	13,014	953
Marketing and development	2,304	2,055	2,513	1,574	1,856	448	8,446	6,875	1,571
FDIC insurance expense	690	677	724	637	427	263	2,728	1,668	1,060
Interchange related expense	1,536	1,580	1,350	1,499	1,171	365	5,965	4,773	1,192
Legal and professional fees	511	803	829	1,061	951	(440)	3,204	4,024	(820)
Merger expense	92	(132)	127	2,073	—	92	2,160	—	2,160
Other (2)*	4,409	3,824	4,715	5,004	4,322	87	17,952	16,760	1,192
Total noninterest expense*	47,054	48,368	51,533	52,443	44,905	2,149	199,398	187,308	12,090

Income before income tax expense	23,519	27,072	26,508	36,114	23,488	31	113,213	116,845	(3,632)
Income tax expense	3,860	5,501	5,456	8,022	4,975	(1,115)	22,839	25,739	(2,900)

Net income	$19,659	$21,571	$21,052	$28,092	$18,513	$1,146	$90,374	$91,106	$(732)

(*)   For the three months ended September 30, 2023 management has reclassified certain items between noninterest income and noninterest expense.

Republic Bancorp, Inc.
Earnings Release Financial Supplement
Fourth Quarter 2023 (continued)
(all amounts other than per share amounts, number of employees, and number of banking centers are expressed in thousands unless otherwise noted)

Selected Data and Ratios
	As of and for the Three Months Ended					Change (8)	As of and for the Years Ended		Change (8)
	Dec. 31, 2023	Sep. 30, 2023	Jun. 30, 2023	Mar. 31, 2023	Dec. 31, 2022	From Dec. 31, 2022 or Q4 to Q4	Dec. 31, 2023	Dec. 31, 2022	From Dec. 31, 2022 or 12M to 12M
Per Share Data:

Basic weighted average shares outstanding	19,586	19,706	19,884	19,935	19,929	(343)	19,792	20,037	(245)
Diluted weighted average shares outstanding	19,673	19,774	19,906	19,990	19,981	(308)	19,853	20,101	(248)

Period-end shares outstanding:
Class A Common Stock	17,203	17,296	17,449	17,598	17,587	(384)	17,203	17,587	(384)
Class B Common Stock	2,155	2,157	2,157	2,160	2,160	(5)	2,155	2,160	(5)

Book value per share (4)	$47.15	$45.93	$45.24	$44.65	$43.38	$3.77	$47.15	$43.38	$3.77
Tangible book value per share (4)	44.55	43.31	42.63	41.98	42.11	2.44	44.55	42.11	2.44

Earnings per share ("EPS"):
Basic EPS - Class A Common Stock	$1.01	$1.11	$1.07	$1.42	$0.94	$0.07	$4.64	$4.60	$0.04
Basic EPS - Class B Common Stock	0.93	1.01	0.98	1.30	0.86	0.07	4.21	4.19	0.02
Diluted EPS - Class A Common Stock	1.01	1.10	1.07	1.42	0.94	0.07	4.62	4.59	0.03
Diluted EPS - Class B Common Stock	0.92	1.01	0.98	1.29	0.85	0.07	4.20	4.17	0.03

Cash dividends declared per Common share:
Class A Common Stock	$0.374	$0.374	$0.374	$0.374	$0.341	$0.033	$1.496	$1.364	$0.132
Class B Common Stock	0.340	0.340	0.340	0.340	0.310	0.030	1.360	1.240	0.120

Performance Ratios:

Return on average assets	1.21%	1.36%	1.37%	1.81%	1.25%	(0.04)%	1.44%	1.48%	(0.04)%
Return on average equity	8.68	9.61	9.41	12.78	8.65	0.03	10.10	10.68	(0.58)
Efficiency ratio (5)	58	61	62	45	59	(1)	55	60	(5)
Yield on average interest-earning assets (1)	5.92	5.77	5.46	7.07	4.75	1.17	6.06	4.25	1.81
Cost of average interest-bearing liabilities	2.57	2.40	1.81	0.99	0.46	2.11	1.99	0.24	1.75
Cost of average deposits (6)	1.60	1.30	0.94	0.41	0.26	1.34	1.07	0.14	0.93
Net interest spread (1)	3.35	3.37	3.65	6.08	4.29	(0.94)	4.07	4.01	0.06
Net interest margin - Total Company (1)	4.36	4.35	4.46	6.52	4.51	(0.15)	4.91	4.12	0.79
Net interest margin - Core Bank	3.40	3.43	3.65	3.98	3.82	(0.42)	3.61	3.32	0.29

Other Information:

End of period FTEs (7) - Total Company	1,019	1,033	1,043	1,031	998	21	1,019	998	21
End of period FTEs - Core Bank	962	976	985	972	932	30	962	932	30
Number of full-service banking centers	47	46	45	44	42	5	47	42	5

Republic Bancorp, Inc.
Earnings Release Financial Supplement
Fourth Quarter 2023 (continued)
(all amounts other than per share amounts, number of employees, and number of banking centers are expressed in thousands unless otherwise noted)

Loan Composition and Allowance for Credit Losses on Loans
	As of					Change
	Dec. 31, 2023	Sep. 30, 2023	Jun. 30, 2023	Mar. 31, 2023	Dec. 31, 2022	From Dec. 31, 2022
Loan Composition

Traditional Banking:
Residential real estate:
Owner occupied	$1,144,684	$1,128,745	$1,086,751	$972,214	$911,427	$233,257
Nonowner occupied	345,965	344,682	350,390	328,529	321,358	24,607
Commercial real estate	1,785,289	1,745,187	1,727,092	1,682,573	1,599,510	185,779
Construction & land development	217,338	189,756	179,479	167,829	153,875	63,463
Commercial & industrial	464,078	473,790	478,759	478,101	413,387	50,691
Lease financing receivables	88,591	85,242	79,804	73,270	10,505	78,086
Aircraft	250,051	226,947	208,512	184,344	179,785	70,266
Home equity	295,133	275,750	255,755	250,050	241,739	53,394
Consumer:
Credit cards	16,654	16,950	17,134	16,775	15,473	1,181
Overdrafts	694	640	706	775	726	(32)
Automobile loans	2,664	3,380	4,177	5,267	6,731	(4,067)
Other consumer	7,428	5,674	6,109	5,450	626	6,802
Total Traditional Banking	4,618,569	4,496,743	4,394,668	4,165,177	3,855,142	763,427
Warehouse lines of credit	339,723	457,033	539,560	457,365	403,560	(63,837)
Total Core Banking	4,958,292	4,953,776	4,934,228	4,622,542	4,258,702	699,590

Republic Processing Group:
Tax Refund Solutions:
Refund Advances	103,115	—	—	31,665	97,505	5,610
Other TRS commercial & industrial loans	46,092	354	193	8,327	51,767	(5,675)
Republic Credit Solutions	132,362	126,969	118,721	111,700	107,828	24,534
Total Republic Processing Group	281,569	127,323	118,914	151,692	257,100	24,469

Total loans - Total Company	$5,239,861	$5,081,099	$5,053,142	$4,774,234	$4,515,802	$724,059

Allowance for Credit Losses on Loans ("Allowance")

Traditional Banking	$58,998	$56,931	$55,567	$55,216	$50,709	$8,289
Warehouse Lending	847	1,143	1,346	1,144	1,009	(162)
Total Core Banking	59,845	58,074	56,913	56,360	51,718	8,127

Tax Refund Solutions	3,990	1	—	25,981	3,888	102
Republic Credit Solutions	18,295	16,501	15,289	13,780	14,807	3,488
Total Republic Processing Group	22,285	16,502	15,289	39,761	18,695	3,590

Total Allowance - Total Company	$82,130	$74,576	$72,202	$96,121	$70,413	$11,717

Allowance to Total Loans

Traditional Banking	1.28%	1.27%	1.26%	1.33%	1.32%	(0.04)%
Warehouse Lending	0.25	0.25	0.25	0.25	0.25	—
Total Core Banking	1.21	1.17	1.15	1.22	1.21	—

Tax Refund Solutions	2.67	0.28	—	64.97	2.60	0.07
Republic Credit Solutions	13.82	13.00	12.88	12.34	13.73	0.09
Total Republic Processing Group	7.91	12.96	12.86	26.21	7.27	0.64

Total Company	1.57	1.47	1.43	2.01	1.56	0.01

Republic Bancorp, Inc.
Earnings Release Financial Supplement
Fourth Quarter 2023 (continued)
(all amounts other than per share amounts, number of employees, and number of banking centers are expressed in thousands unless otherwise noted)

Credit Quality Data and Ratios
	As of and for the Three Months Ended					Change (8)	As of and for the Years Ended		Change (8)
	Dec. 31, 2023	Sep. 30, 2023	Jun. 30, 2023	Mar. 31, 2023	Dec. 31, 2022	From Dec. 31, 2022 or Q4 to Q4	Dec. 31, 2023	Dec. 31, 2022	From Dec. 31, 2022 or 12M to 12M
Credit Quality Asset Balances and Net Charge-off ("NCO") Data:

Nonperforming Assets - Total Company:
Loans on nonaccrual status	$19,150	$18,127	$16,957	$15,833	$15,562	$3,588	$19,150	$15,562	$3,588
Loans past due 90-days-or-more and still on accrual	1,468	1,037	547	777	756	712	1,468	756	712
Total nonperforming loans	20,618	19,164	17,504	16,610	16,318	4,300	20,618	16,318	4,300
OREO	1,371	1,423	1,478	1,529	1,581	(210)	1,371	1,581	(210)
Total nonperforming assets	$21,989	$20,587	$18,982	$18,139	$17,899	$4,090	$21,989	$17,899	$4,090

Nonperforming Assets - Core Bank:
Loans on nonaccrual status	$19,150	$18,127	$16,957	$15,833	$15,562	$3,588	$19,150	$15,562	$3,588
Loans past due 90-days-or-more and still on accrual	—	—	—	—	—	—	—	—	—
Total nonperforming loans	19,150	18,127	16,957	15,833	15,562	3,588	19,150	15,562	3,588
OREO	1,371	1,423	1,478	1,529	1,581	(210)	1,371	1,581	(210)
Total nonperforming assets	$20,521	$19,550	$18,435	$17,362	$17,143	$3,378	$20,521	$17,143	$3,378

Delinquent Loans:
Delinquent loans - Core Bank	$8,176	$6,806	$5,875	$5,537	$6,060	$2,116	$8,176	$6,060	$2,116
RPG	13,916	12,328	10,043	30,587	9,200	4,716	13,916	9,200	4,716
Total delinquent loans - Total Company	$22,092	$19,134	$15,918	$36,124	$15,260	$6,832	$22,092	$15,260	$6,832

NCOs (Recoveries) by Segment:
Traditional Bank	$220	$203	$125	$77	$238	$(18)	$625	$164	$461
Warehouse Lending loans	—	—	—	—	—	—	—	—	—
Core Bank loans	220	203	125	77	238	(18)	625	164	461
Tax Refund Solutions	(1,052)	(1,968)	25,762	(285)	(909)	(143)	22,457	6,163	16,294
Republic Credit Solutions	4,267	3,121	2,787	2,866	3,021	1,246	13,041	10,222	2,819
RPG	3,215	1,153	28,549	2,581	2,112	1,103	35,498	16,385	19,113
Total NCOs (recoveries) - Total Company	$3,435	$1,356	$28,674	$2,658	$2,350	$1,085	$36,123	$16,549	$19,574

Credit Quality Ratios - Total Company:

Nonperforming loans to total loans	0.39%	0.38%	0.35%	0.35%	0.36%	0.03%	0.39%	0.36%	0.03%
Nonperforming assets to total loans (including OREO)	0.42	0.41	0.38	0.38	0.40	0.02	0.42	0.40	0.02
Nonperforming assets to total assets	0.33	0.32	0.30	0.30	0.31	0.02	0.33	0.31	0.02
Allowance for credit losses to total loans	1.57	1.47	1.43	2.01	1.56	0.01	1.57	1.56	0.01
Allowance for credit losses to nonperforming loans	398	389	412	579	432	(34)	398	432	(34)
Delinquent loans to total loans (9)	0.42	0.38	0.32	0.76	0.34	0.08	0.42	0.34	0.08
NCOs (recoveries) to average loans (annualized)	0.27	0.11	2.34	0.23	0.22	0.05	0.73	0.38	0.35

Credit Quality Ratios - Core Bank:

Nonperforming loans to total loans	0.39%	0.37%	0.34%	0.34%	0.37%	0.02%	0.39%	0.37%	0.02%
Nonperforming assets to total loans (including OREO)	0.41	0.39	0.37	0.38	0.40	0.01	0.41	0.40	0.01
Nonperforming assets to total assets	0.35	0.33	0.32	0.32	0.32	0.03	0.35	0.32	0.03
Allowance for credit losses to total loans	1.21	1.17	1.15	1.22	1.21	—	1.21	1.21	—
Allowance for credit losses to nonperforming loans	313	320	336	356	332	(19)	313	332	(19)
Delinquent loans to total loans	0.16	0.14	0.12	0.12	0.14	0.02	0.16	0.14	0.02
Annualized NCOs (recoveries) to average loans	0.02	0.02	0.01	0.01	0.02	—	0.01	0.00	0.01

TRS Refund Advances ("RAs")

RAs originated	$103,115	$—	$—	$737,047	$97,505	$5,610	$840,162	$408,712	$431,450
Net (credit) charge to the Provision for RAs	2,877	(1,939)	(161)	21,715	2,888	(11)	22,492	10,471	12,021
RAs NCOs (recoveries)	(1,052)	(1,939)	25,636	(285)	(909)	$(143)	22,360	6,674	15,686

Republic Bancorp, Inc.
Earnings Release Financial Supplement
Fourth Quarter 2023 (continued)

Segment Data:

Reportable segments are determined by the type of products and services offered and the level of information provided to the chief operating decision maker, who uses such information to review performance of various components of the business (such as banking centers and business units), which are then aggregated if operating performance, products/services, and clients are similar.

As of December 31, 2023, the Company was divided into six reportable segments: Traditional Banking, Warehouse Lending (“Warehouse”), Mortgage Banking, Tax Refund Solutions (“TRS”), Republic Payment Solutions (“RPS”), and Republic Credit Solutions (“RCS”). Management considers the first three segments to collectively constitute “Core Bank” or “Core Banking” operations, while the last three segments collectively constitute Republic Processing Group (“RPG”) operations.

The nature of segment operations and the primary drivers of net revenues by reportable segment are provided below:

Reportable Segment:	Nature of Operations:	Primary Drivers of Net Revenue:

Core Banking:

Traditional Banking
Provides traditional banking products to clients in its market footprint primarily via its network of banking centers and to clients outside of its market footprint primarily via its digital delivery channels.
Loans, investments, and deposits

Warehouse Lending	Provides short-term, revolving credit facilities to mortgage bankers across the United States.	Mortgage warehouse lines of credit

Mortgage Banking	Primarily originates, sells, and services long-term, single-family, first-lien residential real estate loans primarily to clients in the Bank's market footprint.	Loan sales and servicing

Republic Processing Group:

Tax Refund Solutions
TRS offers tax-related credit products and facilitates the receipt and payment of federal and state tax refunds through Refund Transfer products. TRS products are primarily provided to clients outside of the Bank’s market footprint.
Loans and refund transfers

Republic Payment Solutions	RPS offers general-purpose reloadable cards. RPS products are primarily provided to clients outside of the Bank’s market footprint.	Prepaid cards

Republic Credit Solutions
Offers consumer credit products. RCS products are primarily provided to clients outside of the Bank’s market footprint, with a substantial portion of RCS clients considered subprime or near-prime borrowers.
Unsecured, consumer loans

The accounting policies used for Republic’s reportable segments are the same as those described in the summary of significant accounting policies in the Company’s 2022 Annual Report on Form 10-K. Republic evaluates segment performance using operating income. The Company allocates goodwill to the Traditional Banking segment. Republic generally allocates income taxes based on income before income tax expense unless reasonable and specific segment allocations can be made. The Company makes transactions among reportable segments at carrying value.

Republic Bancorp, Inc.
Earnings Release Financial Supplement
Fourth Quarter 2023 (continued)

Segment information for the quarters and years ended December 31, 2023 and 2022 follows:

	Three Months Ended December 31, 2023
	Core Banking				Republic Processing Group
				Total	Tax	Republic	Republic
	Traditional	Warehouse	Mortgage	Core	Refund	Payment	Credit	Total	Total
(dollars in thousands)	Banking	Lending	Banking	Banking	Solutions	Solutions	Solutions	RPG	Company

Net interest income	$48,318	$2,251	$76	$50,645	$779	$4,207	$11,151	$16,137	$66,782

Provision for expected credit loss expense	2,287	(296)	—	1,991	2,937	—	6,061	8,998	10,989

Net refund transfer fees	—	—	—	—	220	—	—	220	220
Mortgage banking income	—	—	983	983	—	—	—	—	983
Program fees	—	—	—	—	—	687	3,874	4,561	4,561
Other noninterest income	8,827	11	15	8,853	27	146	(10)	163	9,016
Total noninterest income	8,827	11	998	9,836	247	833	3,864	4,944	14,780

Total noninterest expense	37,389	931	1,350	39,670	2,851	987	3,546	7,384	47,054

Income (loss) before income tax expense	17,469	1,627	(276)	18,820	(4,762)	4,053	5,408	4,699	23,519
Income tax expense (benefit)	2,708	364	(61)	3,011	(1,205)	880	1,174	849	3,860

Net income (loss)	$14,761	$1,263	$(215)	$15,809	$(3,557)	$3,173	$4,234	$3,850	$19,659

Period-end assets	$5,504,886	$340,224	$14,746	$5,859,856	$228,738	$366,117	$140,180	$735,035	$6,594,891

Net interest margin	3.47%	2.41%	4.24%	3.40%	NM	5.08%	NM	NM	4.36%

Net-revenue concentration*	71%	3%	1%	75%	1%	6%	18%	25%	100%

	Three Months Ended December 31, 2022
	Core Banking				Republic Processing Group
				Total	Tax	Republic	Republic
	Traditional	Warehouse	Mortgage	Core	Refund	Payment	Credit	Total	Total
(dollars in thousands)	Banking	Lending	Banking	Banking	Solutions	Solutions	Solutions	RPG	Company

Net interest income	$49,675	$2,317	$50	$52,042	$652	$2,312	$8,107	$11,071	$63,113

Provision for expected credit loss expense	1,716	(96)	—	1,620	2,979	—	3,245	6,224	7,844

Net refund transfer fees	—	—	—	—	486	—	—	486	486
Mortgage banking income	—	—	622	622	—	—	—	—	622
Program fees	—	—	—	—	—	685	2,816	3,501	3,501
Other noninterest income	8,351	12	23	8,386	29	100	—	129	8,515
Total noninterest income	8,351	12	645	9,008	515	785	2,816	4,116	13,124

Total noninterest expense	35,299	766	2,385	38,450	2,904	887	2,664	6,455	44,905

Income before income tax expense	21,011	1,659	(1,690)	20,980	(4,716)	2,210	5,014	2,508	23,488
Income tax expense	4,685	371	(371)	4,685	(1,191)	465	1,016	290	4,975

Net income	$16,326	$1,288	$(1,319)	$16,295	$(3,525)	$1,745	$3,998	$2,218	$18,513

Period-end assets	$4,894,773	$405,052	$13,938	$5,313,763	$46,192	$363,067	$112,521	$521,780	$5,835,543

Net interest margin	3.94%	2.28%	3.44%	3.82%	NM	2.82%	NM	NM	4.51%

Net-revenue concentration*	76%	3%	1%	80%	2%	4%	14%	20%	100%

	Year Ended December 31, 2023
	Core Banking				Republic Processing Group
				Total	Tax	Republic	Republic
	Traditional	Warehouse	Mortgage	Core	Refund	Payment	Credit	Total	Total
(dollars in thousands)	Banking	Lending	Banking	Banking	Solutions	Solutions	Solutions	RPG	Company

Net interest income	$194,516	$9,447	$282	$204,245	$29,557	$15,729	$39,247	$84,533	$288,778

Provision for expected credit loss expense	8,698	(162)	—	8,536	22,559	—	16,529	39,088	47,624

Net refund transfer fees	—	—	—	—	15,748	—	—	15,748	15,748
Mortgage banking income	—	—	3,542	3,542	—	—	—	—	3,542
Program fees	—	—	—	—	—	2,827	12,755	15,582	15,582
Other noninterest income	35,885	44	74	36,003	341	158	83	582	36,585
Total noninterest income	35,885	44	3,616	39,545	16,089	2,985	12,838	31,912	71,457

Total noninterest expense	160,101	3,547	8,019	171,667	12,035	3,710	11,986	27,731	199,398

Income (loss) before income tax expense	61,602	6,106	(4,121)	63,587	11,052	15,004	23,570	49,626	113,213
Income tax expense (benefit)	11,673	1,365	(907)	12,131	2,196	3,307	5,205	10,708	22,839

Net income (loss)	$49,929	$4,741	$(3,214)	$51,456	$8,856	$11,697	$18,365	$38,918	$90,374

Period-end assets	$5,504,886	$340,224	$14,746	$5,859,856	$228,738	$366,117	$140,180	$735,035	$6,594,891

Net interest margin	3.69%	2.38%	4.19%	3.61%	NM	4.59%	NM	NM	4.91%

Net-revenue concentration*	64%	3%	1%	68%	13%	5%	14%	32%	100%

	Year Ended December 31, 2022
	Core Banking				Republic Processing Group
				Total	Tax	Republic	Republic
	Traditional	Warehouse	Mortgage	Core	Refund	Payment	Credit	Total	Total
(dollars in thousands)	Banking	Lending	Banking	Banking	Solutions	Solutions	Solutions	RPG	Company

Net interest income	$171,543	$13,729	$519	$185,791	$16,896	$4,819	$29,185	$50,900	$236,691

Provision for expected credit loss expense	1,429	(1,117)	—	312	9,955	—	12,081	22,036	22,348

Net refund transfer fees	—	—	—	—	17,080	—	—	17,080	17,080
Mortgage banking income	—	—	6,196	6,196	—	—	—	—	6,196
Program fees	—	—	—	—	—	2,872	13,300	16,172	16,172
Contract termination fee	—	—	—	—	5,000	—	—	5,000	5,000
Legal settlement	—	—	—	—	13,000	—	—	13,000	13,000
Other noninterest income	31,648	50	136	31,834	424	104	—	528	32,362
Total noninterest income	31,648	50	6,332	38,030	35,504	2,976	13,300	51,780	89,810

Total noninterest expense	149,681	3,604	9,912	163,197	12,377	3,340	8,394	24,111	187,308

Income before income tax expense	52,081	11,292	(3,061)	60,312	30,068	4,455	22,010	56,533	116,845
Income tax expense	11,104	2,539	(673)	12,970	6,905	942	4,922	12,769	25,739

Net income	$40,977	$8,753	$(2,388)	$47,342	$23,163	$3,513	$17,088	$43,764	$91,106

Period-end assets	$4,894,773	$405,052	$13,938	$5,313,763	$46,192	$363,067	$112,521	$521,780	$5,835,543

Net interest margin	3.38%	2.69%	4.01%	3.32%	NM	1.37%	NM	NM	4.12%

Net-revenue concentration*	63%	4%	2%	69%	16%	2%	13%	31%	100%

*Net revenues represent total net interest income plus noninterest income. Net-revenue concentration equals segment-level net revenue divided by total Company net revenue.

Republic Bancorp, Inc.
Earnings Release Financial Supplement
Fourth Quarter 2023 (continued)

Footnotes:

(1)	The amount of loan fee income can meaningfully impact total interest income, loan yields, net interest margin, and net interest spread. The following table presents the Company’s loan fees by segment:

	Three Months Ended					$ Change (8)	Years Ended		$ Change (8)
(dollars in thousands)	Dec. 31, 2023	Sep. 30, 2023	Jun. 30, 2023	Mar. 31, 2023	Dec. 31, 2022	Q4 to Q4	Dec. 31, 2023	Dec. 31, 2022	12M to 12M

Traditional Banking	$1,400	$1,703	$1,311	$943	$943	$457	$5,357	$6,005	$(648)
Warehouse Lending	235	254	294	248	272	(37)	1,031	1,748	(717)
Total Core Bank	1,635	1,957	1,605	1,191	1,215	420	6,388	7,753	(1,365)
TRS - Refund Advances	7	25	41	31,404	50	(43)	31,477	13,656	17,821
TRS - Other Loan Fees	1,089	6	24	933	825	264	2,052	1,488	564
RCS	10,514	9,763	8,416	7,962	7,501	3,013	36,655	27,318	9,337
Total RPG	11,610	9,794	8,481	40,299	8,376	3,234	70,184	42,462	27,722

Total loan fees - Total Company	$13,245	$11,751	$10,086	$41,490	$9,591	$3,654	$76,572	$50,215	$26,357

(2)
Provision for expected credit loss expense includes provisions for losses on on-balance sheet loans and investment securities. Provision expense for off-balance sheet credit exposures is a component of “Other” noninterest expense.

(3)
In the ordinary course of business, the Bank originates for sale mortgage loans and consumer loans. Mortgage loans originated for sale are primarily originated and sold into the secondary market through the Bank’s Mortgage Banking segment, while consumer loans originated for sale are originated and sold through the RCS segment. Gains on sale of mortgage loans are recorded as a component of Mortgage Banking income. Gains on sale of consumer loans are recorded as a component of Program Fees.

	As of and for the Three Months Ended					$ Change (8)	As of and for the Years Ended		$ Change (8)
(dollars in thousands)	Dec. 31, 2023	Sep. 30, 2023	Jun. 30, 2023	Mar. 31, 2023	Dec. 31, 2022	Q4 to Q4	Dec. 31, 2023	Dec. 31, 2022	12M to 12M

Mortgage Loans Held for Sale

Balance, beginning of period	$2,711	$4,038	$1,034	$1,302	$2,912	$(201)	$1,302	$29,393	$(28,091)
Originations	24,050	23,860	13,948	15,942	10,359	13,691	77,800	205,365	(127,565)
Proceeds from sales	(24,134)	(25,681)	(11,483)	(16,630)	(12,207)	(11,927)	(77,928)	(238,398)	160,470
Net gain on sale	600	494	539	420	238	362	2,053	4,942	(2,889)
Balance, end of period	$3,227	$2,711	$4,038	$1,034	$1,302	$1,925	$3,227	$1,302	$1,925

RCS Consumer Loans Held for Sale

Balance, beginning of period	$21,972	$21,544	$17,432	$17,875	$21,475	$497	$17,875	$22,684	$(4,809)
Originations	300,281	287,088	262,404	207,222	225,588	74,693	1,056,995	1,045,715	11,280
Proceeds from sales	(302,118)	(289,997)	(261,301)	(210,199)	(231,999)	(70,119)	(1,063,615)	(1,063,801)	186
Net gain on sale	3,873	3,337	3,009	2,534	2,811	1,062	12,753	13,277	(524)
Balance, end of period	$24,008	$21,972	$21,544	$17,432	$17,875	$6,133	$24,008	$17,875	$6,133

(4)
The following table provides a reconciliation of total stockholders’ equity in accordance with GAAP to tangible stockholders’ equity in accordance with applicable regulatory requirements, a non-GAAP disclosure. The Company provides the tangible book value per share, a non-GAAP measure, in addition to those defined by banking regulators, because of its widespread use by investors as a means to evaluate capital adequacy.

	As of
(dollars in thousands, except per share data)	Dec. 31, 2023	Sep. 30, 2023	Jun. 30, 2023	Mar. 31, 2023	Dec. 31, 2022

Total stockholders' equity - GAAP (a)	$912,756	$893,400	$886,971	$882,202	$856,613
Less: Goodwill	40,516	40,516	40,516	41,618	16,300
Less: Mortgage servicing rights	7,411	7,710	7,995	8,406	8,769
Less: Core deposit intangible	2,439	2,576	2,713	2,813	—
Tangible stockholders' equity - Non-GAAP (c)	$862,390	$842,598	$835,747	$829,365	$831,544

Total assets - GAAP (b)	$6,594,891	$6,386,475	$6,369,779	$6,074,091	$5,835,543
Less: Goodwill	40,516	40,516	40,516	41,618	16,300
Less: Mortgage servicing rights	7,411	7,710	7,995	8,406	8,769
Less: Core deposit intangible	2,439	2,576	2,713	2,813	—
Tangible assets - Non-GAAP (d)	$6,544,525	$6,335,673	$6,318,555	$6,021,254	$5,810,474

Total stockholders' equity to total assets - GAAP (a/b)	13.84%	13.99%	13.92%	14.52%	14.68%
Tangible stockholders' equity to tangible assets - Non-GAAP (c/d)	13.18%	13.30%	13.23%	13.77%	14.31%

Number of shares outstanding (e)	19,358	19,453	19,606	19,758	19,747

Book value per share - GAAP (a/e)	$47.15	$45.93	$45.24	$44.65	$43.38
Tangible book value per share - Non-GAAP (c/e)	44.55	43.31	42.63	41.98	42.11

(5)
The efficiency ratio, a non-GAAP measure with no GAAP comparable, equals total noninterest expense divided by the sum of net interest income and noninterest income. The ratio excludes material nonrecurring revenues and expenses related to the CBank merger, the now-cancelled TRS Transaction, the BOLI benefit payment received, as well as net gains (losses) on sales, calls, and impairment of investment securities.

	Three Months Ended					Year Ended
(dollars in thousands)	Dec. 31, 2023	Sep. 30, 2023	Jun. 30, 2023	Mar. 31, 2023	Dec. 31, 2022	Dec. 31, 2023	Dec. 31, 2022

Net interest income - GAAP	$66,782	$64,825	$64,529	$92,642	$63,113	$288,778	$236,691
Noninterest income - GAAP	14,780	14,345	19,651	22,681	13,124	71,457	89,810
Less: Contract termination fee related to TRS Transaction	—	—	—	—	—	—	5,000
Less: Legal settlement related to TRS Transaction	—	—	—	—	—	—	13,000
Less: BOLI benefit payment received	—	—	1,728	—	—	1,728	—
Less: Net gain (loss) on securities	6	2	3	1	1	12	(222)
Total adjusted income - Non-GAAP (a)	$81,556	$79,168	$82,449	$115,322	$76,236	$358,495	$308,723

Noninterest expense - GAAP	$47,054	$48,368	$51,533	$52,443	$44,905	$199,398	$187,308
Less: Expenses related to CBank acquisition	92	(132)	127	2,073	—	2,160	—
Less: Expenses related to TRS Transaction	—	—	—	—	—	—	914
Adjusted noninterest expense - Non-GAAP (b)	$46,962	$48,500	$51,406	$50,370	$44,905	$197,238	$186,394

Efficiency Ratio - Non-GAAP (b/a)	58%	61%	62%	44%	59%	55%	60%

(6)	The cost of average deposits ratio equals annualized total interest expense on deposits divided by total average interest-bearing deposits plus total average noninterest-bearing deposits.

(7)	FTEs – Full-time-equivalent employees.

(8)
Quarter (“Q”) to Quarter changes compare the most recent quarter or quarter end to the same quarter or quarter end of a year prior. Year-to-date changes compare the most recent period or period end to the same period or period end of a year prior. Year-to-date changes are expressed as either 3M to 3M  (three months), 6M to 6M (six months), 9M to 9M (nine months), or 12M to 12M (twelve months).

(9)
The delinquent loans to total loans ratio equals loans 30-days-or-more past due divided by total loans. Depending on loan class, loan delinquency is determined by the number of days or the number of payments past due. Delinquent loans as of December 31, 2023, included $0 of Refund Advances (“RA”), which do not have a contractual due date, but the Company considered an RA delinquent in 2023 if it remained unpaid 35 days after the taxpayer’s tax return was submitted to the applicable taxing authority.

(10)
The following table provides a reconciliation of Net Income in accordance with GAAP to Adjusted Net Income, a non-GAAP disclosure. The Company provides the Adjusted Net Income, a non-GAAP measure, in addition to GAAP Net Income, because of its widespread use by investors as a means to evaluate company performance. The Adjusted Net Income figure excludes material nonrecurring revenues and expenses related to the CBank merger and the now-cancelled TRS Transaction.

	Year Ended
(dollars in thousands)	Dec. 31, 2023	Dec. 31, 2022	$ Change	% Change

Net income - GAAP	$90,374	$91,106	$(732)	(1)%
Add: Expenses related to CBank acquisition	2,160	—	2,160	NM
Add: Provision expense related to CBank acquisition	2,689	—	2,689	NM
Less: Contract termination fee related to TRS Transaction	—	(5,000)	5,000	NM
Less: Legal settlement related to TRS Transaction	—	(13,000)	13,000	NM
Add: Expenses related to TRS Transaction	—	914	(914)	NM
Subtotal: Adjusted Items	$4,849	$(17,086)	$21,935	NM
Add: Applicable Income Tax Impact on the above items	(978)	3,859	(4,837)	NM
Total adjusted net income - Non-GAAP (a)	$94,245	$77,879	$16,366	21%

NM – Not meaningful

NA – Not applicable

YTD – Year to date

CONTACT:
Republic Bancorp, Inc.
Kevin Sipes
Executive Vice President & Chief Financial Officer
(502) 560-8628